Exhibit 99.1

AVIV REIT ANNOUNCES

SECOND QUARTER 2013 EARNINGS RESULTS

CHICAGO – August 8, 2013 – Aviv REIT, Inc. (“Aviv” or the “Company”) (NYSE: AVIV) released its earnings for the second quarter ended June 30, 2013.

Recent Highlights

•	AFFO of $21.1 million, or $0.41 per diluted share; net income of $13.4 million, or $0.26 per diluted share

•	Adjusted EBITDA of $31.5 million

•	Invested $9.3 million for property reinvestment and new construction during the second quarter

•	Closed $28.0 million of acquisitions during the second quarter comprised of 7 properties and 1 land parcel

•

Land parcel acquired during the second quarter will be used to construct an 80-unit, state-of-the-art assisted living facility in Bethel, CT operated by existing tenant relationship Maplewood Senior Living

•	Closed on a $9.3 million acquisition during the third quarter comprised of 1 property

“We are pleased with our results for the quarter and our strategically diversified portfolio continues to perform well,” said Craig M. Bernfield, Chairman and Chief Executive Officer of Aviv. “We have made $53 million of attractive investments so far this year and we continue to work on other opportunities in our pipeline with new and existing tenant relationships.”

Adjusted FFO (“AFFO”) for the quarter ended June 30, 2013 was $21.1 million, or $0.41 per diluted share. Adjusted EBITDA for the quarter ended June 30, 2013 was $31.5 million, compared to $28.4 million for the comparable 2012 period. Net income for the quarter ended June 30, 2013 was $13.4 million, or $0.26 per diluted share, compared to $3.6 million, or $0.11 per diluted share, for the comparable 2012 period. Net debt to Adjusted EBITDA was 3.8x and the Company had $320 million of availability on its revolving credit facility as of June 30, 2013.

Please refer to the “Reconciliation of Financial Measures” section of this press release for additional information on these financial measures. The Company is also making available certain supplemental information regarding its properties for the second quarter at www.avivreit.com under the Investor Relations tab.

Dividends

On May 20, 2013, the Company’s Board of Directors declared a dividend for the second quarter of $0.384 per share (representing a rate of $0.36 for the second quarter of 2013 and $0.024 for the period from the completion of the Company’s initial public offering on March 26, 2013 through March 31, 2013). The dividend was paid in cash on June 17, 2013 to stockholders of record on June 3, 2013.

2013 AFFO Guidance Reaffirmed

Aviv reaffirmed its 2013 AFFO guidance range of $1.73 to $1.77 per diluted share. The Company’s AFFO guidance for 2013 assumes the impact of approximately $220 million of projected investment activity, which includes acquisitions, property reinvestment and new construction activity. A reconciliation of the AFFO guidance to the Company’s projected GAAP earnings is provided on a schedule attached to this press release. The Company’s guidance is based on a number of other assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. The Company may from time to time update its publicly announced guidance, but it is not obligated to do so.

Conference Call

A conference call to discuss the second quarter 2013 earnings will take place today at 11:00 a.m. central time / 12:00 p.m. eastern time. The dial-in number for the conference call is (877) 941-9205 (U.S.) or (480) 629-9771 (International). The conference call can also be accessed via webcast at www.avivreit.com under the Investor Relations tab. A replay of the call will be available through September 8, 2013 on the Company’s website or by calling (800) 406-7325, access code 4630246.

About Aviv

Aviv REIT, Inc., based in Chicago, is a real estate investment trust that specializes in owning post-acute and long-term care skilled nursing facilities and other healthcare properties. Aviv is one of the largest owners of SNFs in the United States and has been in the business for over 30 years. The Company currently owns 263 properties that are triple-net leased to 36 operators in 29 states.

For more information about the Company, please visit our website at www.avivreit.com or contact:

David J. Smith, Managing Director, Investor Relations & Capital Markets at 312-855-0930.

Forward-Looking Statements

This press release may include forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These forward-looking statements are made based on our current expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. These uncertainties include, but are not limited to, uncertainties relating to the operations of our tenants, including those relating to reimbursement by government and other third-party payors, compliance with regulatory requirements and occupancy levels, regulatory, reimbursement and other changes in the healthcare industry, the performance and reputation of our tenants, our ability to successfully engage in strategic acquisitions and investments, the effect of general market, economic and political conditions, the availability and cost of capital, changes in tax laws and regulations affecting REITs and our ability to maintain our status as a REIT. Important factors that could cause actual results to differ materially from our expectations include those disclosed under “Risk Factors” and elsewhere in filings made by Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership with the Securities and Exchange Commission.

Aviv REIT, Inc. and Subsidiaries

Consolidated Balance Sheets

(unaudited)

	June 30, 2013	December 31, 2012
Assets
Real estate investments
Land	$125,323,251	$119,224,819
Buildings and improvements	993,535,399	968,074,506
Construction in progress	11,685,321	4,483,684
Assets under direct financing leases	11,112,937	11,049,120

	1,141,656,908	1,102,832,129
Less accumulated depreciation	(133,497,227)	(119,371,113)

Net real estate investments	1,008,159,681	983,461,016
Cash and cash equivalents	15,266,208	17,876,319
Straight-line rent receivable, net	40,326,159	36,101,861
Tenant receivables, net	4,081,798	3,483,534
Deferred financing costs, net	13,067,429	14,651,265
Secured loan receivables, net	32,174,402	32,638,780
Other assets	10,048,972	11,315,865

Total assets	$1,123,124,649	$1,099,528,640

Liabilities and equity
Senior notes payable and other debt	$496,740,202	$705,153,415
Accounts payable and accrued expenses	18,117,606	24,207,814
Tenant security and escrow deposits	17,177,810	18,278,172
Other liabilities	9,448,315	31,386,742

Total liabilities	541,483,933	779,026,143
Equity:
Stockholders’ equity
Common stock (par value $0.01; 37,271,273 and 21,653,813 shares issued and outstanding, respectively)	372,713	216,538
Additional paid-in-capital	518,435,923	375,029,917
Accumulated deficit	(78,506,615)	(46,526,886)
Accumulated other comprehensive loss	—	(2,151,670)

Total stockholders’ equity	440,302,021	326,567,899
Noncontrolling interests	141,338,695	(6,065,402)

Total equity	581,640,716	320,502,497

Total liabilities and equity	$1,123,124,649	$1,099,528,640

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenues
Rental income	$33,873,947	$31,414,320	$67,513,646	$59,329,584
Interest on secured loans and financing lease	1,082,475	1,337,192	2,141,114	2,683,314
Interest and other income	76,902	61,891	78,912	68,311

Total revenues	35,033,324	32,813,403	69,733,672	62,081,209

Expenses
Interest expense	9,382,636	12,833,777	22,728,053	24,787,831
Depreciation and amortization	8,099,321	6,779,449	16,097,464	12,777,022
General and administrative	3,542,366	3,603,541	17,432,401	7,458,176
Transaction costs	364,069	1,542,188	546,723	2,220,632
Loss on impairment of assets	—	3,679,657	—	4,378,858
Reserve for uncollectible secured loans and other receivables	15,574	5,079,072	29,781	5,216,306
Loss (gain) on sale of assets, net	224,824	—	(39,177)	—
Loss on extinguishment of debt	—	—	10,974,196	—
Other expenses	—	100,088	—	200,177

Total expenses	21,628,790	33,617,772	67,769,441	57,039,002

Income (loss) from continuing operations	13,404,534	(804,369)	1,964,231	5,042,207
Discontinued operations	—	4,416,967	—	4,586,693

Net income	13,404,534	3,612,598	1,964,231	9,628,900
Net income allocable to noncontrolling interests	(3,257,302)	(1,357,590)	(559,806)	(3,814,077)

Net income allocable to stockholders	$10,147,232	$2,255,008	$1,404,425	$5,814,823

Net income	$13,404,534	$3,612,598	$1,964,231	$9,628,900
Unrealized loss on derivative instruments	—	(573,164)	—	(781,492)

Total comprehensive income	$13,404,534	$3,039,434	$1,964,231	$8,847,408

Net income allocable to stockholders	$10,147,232	$2,255,008	$1,404,425	$5,814,823
Unrealized loss on derivative instruments, net of noncontrolling interest portion of $0, $215,391, $0, and $300,453, respectively	—	(357,773)	—	(481,039)

Total comprehensive income allocable to stockholders	$10,147,232	$1,897,235	$1,404,425	$5,333,784

Earnings per common share:
Basic:
Income (loss) from continuing operations allocable to stockholders	$0.27	$(0.03)	$0.05	$0.16
Discontinued operations, net of noncontrolling interests	—	0.14	—	0.15

Net income allocable to stockholders	$0.27	$0.11	$0.05	$0.31

Diluted:
Income (loss) from continuing operations allocable to stockholders	$0.26	$(0.03)	$0.04	$0.16
Discontinued operations, net of noncontrolling interests	—	0.14	—	0.15

Net income allocable to stockholders	$0.26	$0.11	$0.04	$0.31

Weighted average shares used in computing earnings per common share:
Basic	37,271,273	19,830,821	29,937,107	18,581,555
Diluted	51,154,412	19,830,821	38,166,793	18,710,706

Dividends declared per common share	$0.36	$0.34	$0.384	$0.70

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Operating activities
Net income	$13,404,534	$3,612,598	$1,964,231	$9,628,900
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,099,321	6,779,450	16,097,464	12,811,131
Amortization of deferred financing costs	804,909	919,857	1,706,154	1,695,193
Accretion of debt premium	(126,202)	(98,351)	(248,256)	(168,432)
Straight-line rental income, net	(1,491,357)	(2,440,152)	(4,224,298)	(4,120,244)
Rental income from intangible amortization, net	(365,853)	(368,753)	(731,705)	(737,507)
Non-cash stock-based compensation	36,585	472,500	10,392,255	716,696
Gain on sale of assets, net	224,824	(4,425,246)	(39,177)	(4,425,246)
Non-cash loss on extinguishment of debt	—	—	5,160,614	13,264
Loss on impairment of assets	—	3,679,657	—	4,378,858
Reserve for uncollectible loan receivables and other receivables	15,574	5,115,955	29,781	5,216,307
Accretion of earn-out provision for previously acquired real estate investments	—	100,089	—	200,177
Changes in assets and liabilities:
Tenant receivables	(302,433)	(2,752,494)	(2,273,217)	(5,575,485)
Other assets	215,203	(1,562,247)	624,516	(2,867,646)
Accounts payable and accrued expenses	5,679,496	7,646,629	(2,915,292)	2,876,375
Tenant security deposits and other liabilities	(729,620)	833,100	(438,176)	(1,013,251)

Net cash provided by operating activities	25,464,981	17,512,592	25,104,894	18,629,090

Investing activities
Purchase of real estate investments	(28,026,000)	(84,736,206)	(28,026,000)	(108,511,206)
Proceeds from sales of real estate investments	851,726	30,542,644	2,605,597	30,542,644
Capital improvements	(3,010,878)	(5,190,131)	(7,916,116)	(6,324,959)
Development projects	(6,273,890)	(6,183,588)	(8,097,860)	(14,399,591)
Secured loan receivables received from others	1,112,807	2,754,962	2,360,525	3,704,009
Secured loan receivables funded to others	(376,503)	(1,242,701)	(2,707,383)	(3,935,323)

Net cash used in investing activities	(35,722,738)	(64,055,020)	(41,781,237)	(98,924,426)

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (continued)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Financing activities
Borrowings of debt	$45,000,000	$56,992,094	$145,000,000	$191,041,094
Repayment of debt	(47,595,473)	(35,937,037)	(353,164,957)	(151,224,602)
Payment of financing costs	(160,805)	(516,858)	(5,282,933)	(5,120,288)
Payment for swap termination	—	—	(3,606,000)	—
Capital contributions	64,000	—	425,149	75,000,000
Deferred contribution	—	—	—	(35,000,000)
Initial public offering proceeds	—	—	303,600,000	—
Cost of raising capital	(138,525)	—	(25,387,224)	—
Cash distributions to partners	(4,551,062)	(3,944,651)	(11,951,198)	(8,520,335)
Cash dividends to stockholders	(14,342,475)	(7,327,544)	(35,566,605)	(13,699,897)

Net cash (used in) provided by financing activities	(21,724,340)	9,266,004	14,066,232	52,475,972

Net decrease in cash and cash equivalents	(31,982,097)	(37,276,424)	(2,610,111)	(27,819,364)
Cash and cash equivalents:
Beginning of period	47,248,305	50,319,083	17,876,319	40,862,023

End of period	$15,266,208	$13,042,659	$15,266,208	$13,042,659

Supplemental cash flow information
Cash paid for interest	$1,007,099	$5,304,551	$23,049,910	$21,795,034

Supplemental disclosure of noncash activity
Accrued dividends payable to stockholders	$(757,795)	$2,386,347	$—	$9,608,040
Accrued distributions payable to partners	$(211,878)	$27,855	$26,890	$4,003,548
Write-off of straight-line rent receivable, net	$—	$509,477	$—	$567,745
Write-off of deferred financing costs, net	$—	$—	$5,160,614	$13,264
Assumed debt	$—	$11,459,794	$—	$11,459,794

Reconciliation of Financial Measures

We use financial measures in this release that are derived on the basis of methodologies other than in accordance with GAAP. We derive these measures as follows:

•

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (computed in accordance with GAAP), excluding gains and losses from sales of property (net) and impairments of depreciated real estate, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Applying the NAREIT definition to our financial statements results in FFO representing net income before depreciation and amortization, impairments of assets and gain (loss) on sale of assets.

•	Normalized FFO represents FFO before loss on extinguishment of debt, reserves for uncollectible loan receivables, transaction costs and change in fair value of derivatives.

•	AFFO represents Normalized FFO before amortization of deferred financing costs, non-cash stock-based compensation, straight-line rent and rental income from intangible amortization.

•	EBITDA represents net income before interest expense (net) and depreciation and amortization.

•

Adjusted EBITDA represents EBITDA before impairment of assets, gain (loss) on sale of assets, transaction costs, write-off of straight-line rents, non-cash stock-based compensation, loss on extinguishment of debt, reserves for uncollectible loan receivables and change in fair value of derivatives.

Our management uses FFO, Normalized FFO, AFFO, EBITDA and Adjusted EBITDA as important supplemental measures of our operating performance and liquidity. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue and as an indicator of our ability to incur and service debt. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate, impairment, gains and losses from property dispositions and extraordinary items and because EBITDA and Adjusted EBITDA exclude certain non-cash charges and adjustments and amounts spent on interest and taxes, they provide our management with performance measures that, when compared year over year or with other real estate investment trusts, or REITs, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and, with respect to FFO, Normalized FFO and AFFO, interest costs, in each case providing perspective not immediately apparent from net income. In addition, we believe that FFO, Normalized FFO, AFFO, EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

We offer these measures to assist the users of our financial statements in assessing our financial performance and liquidity under GAAP, but these measures are non-GAAP measures and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. In addition, our calculations of these measures are not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors should not rely on these measures as a substitute for any GAAP measure, including net income or revenues.

	Three Months Ended June 30,
	2013	2012
EBITDA
Net income	$13,404,534	$3,612,598
Adjusted for:
Interest expense, net	9,382,433	12,833,581
Depreciation and amortization	8,099,321	6,779,449

EBITDA	$30,886,288	$23,225,628

Adjusted EBITDA
EBITDA	$30,886,288	$23,225,628
Adjusted for:
Loss on impairment of assets	—	3,679,657
Loss (gain) on sale of assets, net	224,824	(4,425,246)
Transaction costs	364,069	1,542,188
Write-off of straight-line rents	—	509,476
Non-cash stock-based compensation	39,085	472,500
Reserve for uncollectible loan receivables	11,000	3,374,637

Adjusted EBITDA	$31,525,266	$28,378,840

FFO
Net income	$13,404,534	$3,612,598
Adjusted for:
Depreciation and amortization	8,099,321	6,779,449
Loss on impairment of assets	—	3,679,657
Loss (gain) on sale of assets, net	224,824	(4,425,246)

FFO	$21,728,679	$9,646,458

Normalized FFO
FFO	$21,728,679	$9,646,458
Adjusted for:
Loss on extinguishment of debt	—	—
Reserve for uncollectible loan receivables	11,000	3,374,637
Transaction costs	364,069	1,542,188

Normalized FFO	$22,103,748	$14,563,283

AFFO
Normalized FFO	$22,103,748	$14,563,283
Adjusted For:
Amortization of deferred financing costs	804,910	919,856
Non-cash stock-based compensation	39,085	472,500
Straight-line rental income, net	(1,491,357)	(2,440,151)
Rental income from intangible amortization, net	(365,853)	(368,754)

AFFO	$21,090,533	$13,146,734

Weighted average common shares and units outstanding, basic[1]	49,209,693

Weighted average common shares and units outstanding, diluted[2]	51,154,412

AFFO per share and unit, basic	$0.43

AFFO per share and unit, diluted	$0.41

1)	Includes 37,271,273 common shares and 11,938,420 units.
2)	Includes dilution of 11,878 from restricted stock units and 5,870,258 options outstanding with a weighted average exercise price of $17.47. Using the average stock price of $26.05 for the second quarter results in dilution of 1,932,841 shares.

The following table illustrates the Company’s AFFO guidance for the year ending December 31, 2013:

	2013 Projected AFFO
Per diluted common share:
Net income	$0.57	-	$0.61
Adjustments:
Depreciation and amortization	0.71	-	0.71
Gain on sale of assets, net	(0.01)	-	(0.01)

FFO	$1.28	-	$1.32

Adjustments:
Loss on extinguishment of debt	0.23	-	0.23
Transaction costs	0.08	-	0.08

Normalized FFO	$1.59	-	$1.63

Adjustments:
Amortization of deferred financing costs	0.06	-	0.06
Non-cash stock-based compensation	0.26	-	0.26
Straight-line rent	(0.15)	-	(0.15)
Rental income from intangible amortization	(0.03)	-	(0.03)

AFFO	$1.73	-	$1.77